Exhibit 99.1 to Form 8-K filed December 5, 2008

Slide 1

Amerityre Corporation

December 5, 2008

2008 Shareholders Meeting

“Turning the Corner “

Slide 2

Agenda

•

Welcome & Introduction

•

Formal Business

•

Proposal 1 - Election of Directors

•

Proposal 2 - Re-appointment of Auditors

•

Presentation by Management

•

Questions and Answers

•

Motion to Adjourn

Slide 3

Welcome and Introduction

Lou Haynie, Chairman of the Board of Directors

Slide 4

Business Matters

Elliott Taylor, General Counsel

Slide 5

“The Turning Point”

Dr. Gary N. Benninger, President & CEO

Slide 6

Forward Looking Statements

Certain information contained in this presentation may constitute forward-looking  statements for purposes of the safe harbor provisions of Section 21 E of the Securities Exchange Act of 1934, as amended, including statements with respect to anticipated performance, growth opportunities and other statements of expectation. While we believe these statements are accurate, we cannot assure you that these expectations will occur and actual results may be significantly different. Such statements are made  based upon our current expectations that are subject to risk and uncertainty, specifically  those described in our Annual Report on Form 10-K for the year ended June 30, 2008, subsequent Form 10-Q and other filings with the Securities and Exchange Commission. The Company disclaims any obligation to update or revise any forward looking statement based on the occurrence of future events and/or the receipt of new information.

Slide 7

Created Unique Proprietary Polyurethane Chemical Formulations

Gives Amerityre the capability to make polyurethane products with superior performance.

Slide 8

From Chemicals to Products

23 process patents, issued and pending, are used to transform chemicals into tire products.

Slide 9

Amerityre Polyurethane Technologies Today

•

Tires

Foam Tires (low speed, flat-proof)

Retread Tires (longer wearing)

Car Tires (longer wearing, fuel saving)

•

  Tire Fill (environmentally friendly)

•

  Packaging Foam (flame retardant)

Slide 10

Achievements This Year

Slide 11

Achievements (Foam Tires)

Expanded the PU Foam Tire Business Beyond Seasonal Lawn & Garden Applications

▪

Expanded product line by purchasing assets of Kik Tire (mobility tires)

▪

Received orders from Supergrip for private label foam tires (industrial tires)

▪

In discussions with companies outside U.S. interested in manufacturing foam tires

Slide 12

Achievements (Tire Fill)

Launched Tire Fill Business

▪

Shipped 7 tire fill machines (U.S., Canada, & Brazil), another 4 in the pipeline

▪

Negotiating to install multiple machines at several commercial tire dealers

Slide 13

Achievements (Solid Tires)

Launched Solid PU Tire Business

▪

Proved durability of polyurethane solid tires

▪

Demonstrated high volume mfg. capability

▪

Oxbo business (agricultural)

▪

Received orders for high volume solid tires (industrial)

Slide 14

Achievements (Car Tire)

Developed capability to make quality prototype PU car tires consistently

Gained Exposure for PU Car Tires

▪

Car Tire tested by 1 tire company, 1 car company

▪

Car Tire currently under test by 1 tire company, 2 car companies

Slide 15

Achievements (Fire Retardant Foam)

Created Superior Fire Retardant PU Foam

▪

Formulated fire retardant foam

▪

Demonstrated superior performance (self extinguishing)

▪

In discussions with potential customer

▪

Potential high volume application

Slide 16

Impact on Market Status of Products

Slide 17

Market Status of Products November 2007

Relative Readiness (0-6)

Relative Readiness
0
1
2
3
4
5
6
Production
Ready
Not Ready
Not Ready
Not Ready
Concept
Foam Tire
Tire Fill
Solid Tires
Retread
Car Tire
Pkg Foam

Slide 18

Market Status of Products November 2008

Relative Readiness
0
1
2
3
4
5
6
Production
Production
Orders
Ready
Not Ready
Not Ready
Foam Tire
Tire Fill
Solid Tires
Pkg Foam
Retread
Car Tire

Slide 19

Revenues Actual & Forecast

Slide 20

Q-1 Revenue Actual* (34% improvement)

$0.82m
$0.61m
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Revenue
Q-1 FY 2008
Q-1 FY 2009

* Unaudited, net of license fees

Slide 21

5 mo. Revenue Actual* (51% improvement)

*unaudited, net of license fees

Slide 22

FY 2009 - 12 mo. Revenue Forecast *(177% improvement)

$7.43 m
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Revenue
$2.68m
FY 2008
FY 2009

*Estimated, net of license fees

Slide 23

Costs Reduced

Slide 24

Annualized Cost Reductions (year over year)

$1.13* m
$0.8 m
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Annualized Value
FY 2008
FY 2009

* Estimated

Slide 25

Cost Reduction Areas for FY 2009

▪

Board compensation

▪

Management compensation

▪

Employee health insurance

▪

Legal fees

▪

Headcount

▪

Corporate governance  expenses

▪

Material costs

▪

Scaled advertising

▪

Outside services

Slide 26

Impact on Annualized Revenue Required to Achieve Break Even Cash Flow* (reduced by 38% from June ‘07)

$17.3m
$14.6m
$10.8m
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
Revenue
June '07
June '08
Dec. '08

*Estimated

Slide 27

Cash Flow

Slide 28

Cash Flow Actual/Forecast* FY 2009

Cash Flow
$50,000
$0
-$50,000
-$100,000
-$150,000
-$200,000
-$250,000
-$300,000
-$350,000
-$400,000
July
Aug
Sept
Oct
Nov
Dec.
Jan
Feb
Mar
Apr
May
June

*Estimated

Slide 29

Estimated Additional Operating Cash Requirements (to Achieve Break Even Cash Flow)

Less than $500,000

The company plans to remain debt free.

Slide 30

Summary

❑

Amerityre has more revenue generating products in the market than ever before.

❑

Amerityre is increasing revenues in a down market.

❑

Amerityre has aggressively reduced costs and the revenue required to achieve break even cash flow.

❑

Based on management’s estimates, Amerityre will require less than an additional $500,000 to achieve break even cash flow.

❑

Amerityre is projecting to reach break even cash flow late in fiscal year 2009.

Slide 31

The Paradigm Shift Has Started!